Exhibit 99.2 Q2 2018 Investor Presentation

FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. These statements can generally be identified by lead-in words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “foresee”, “may”, “will” and other similar words. Statements that describe our Company’s objectives, plans or goals are also forward-looking statements. Examples of such forward-looking information we may be discussing in this presentation include, without limitation, earnings expectations, anticipated 2018 industry new vehicle sales volume, the implementation of growth and operating strategies, including acquisitions of dealerships and properties, the development of open points and stand-alone pre-owned stores, the return of capital to stockholders, anticipated future success and impacts from the implementation of our strategic initiatives and earnings per share expectations. You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties include, without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic recovery or decline, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017. These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation. We undertake no obligation to update any such statements, except as required under federal securities laws and the rules and regulations of the Securities and Exchange Commission. 2

CONTENT • COMPANY OVERVIEW • FINANCIAL & OPERATIONS REVIEW • OUTLOOK 3

COMPANY OVERVIEW 4

OVERVIEW – FRANCHISED GEOGRAPHIC Headquartered in Charlotte, NC 96 Stores, 23 Brands, 15 Collision Repair Centers 5 Platforms in Major Metro Markets

OVERVIEW – ECHOPARK GEOGRAPHIC - CO • Have purchased property in the following markets (some are under construction): o Dallas/Ft. Worth o San Antonio o Houston o Austin o Carolinas Colorado Springs - Opened Q2 2017 6

OVERVIEW – ECHOPARK GEOGRAPHIC - TX • Grand Prairie Location – • West San Antonio Location Relocated driversselect Opened in Q4 2017 Operation (purchased in • New Braunfels Location Q3 2017) Opened in Q1 2018 7

OVERVIEW - GEOGRAPHIC NV MD 2% 3% SC 2% OH VA 3% 3% NC 4% CA GA 3% 30% CO Concentration 7% in Major Metro AL Markets 5% FL 6% TN TX 7% 26% 8 Note: Percentages are percent of total revenue for FY 2017.

OVERVIEW – BRAND COMPOSITION New Retail Revenue & Other Lux Revenue streams Overall Revenue Mix 7% VW Land Rover and brand mix offer 2% 3% BMW attractive Other Non-Lux diversification across 3% 20% the automotive retail space. Cadillac 3% F&I GM Fixed 4% 4% Ops 14% Audi 6% New Pre- 54% Owned Honda 28% Ford 17% 7% Lexus 6% Toyota Mercedes 11% 12% Note: Percentages are for FY 2017. 9

Q2 2018 FINANCIAL REVIEW FRANCHISED SEGMENT 10

FRANCHISED SEGMENT Q2 2018 RESULTS B/(W) than Q2 2017 (1) (amounts in millions, except per share data) Q2 2018 (1) $ % Revenue $2,326 ($31) (1.3%) Gross Profit $348 ($7) (2.1%) SG&A $276 $3 1.0% SG&A as % of Gross 79.2% (80) bps Depreciation $22 ($1) (6.9%) Operating Profit $50 ($6) (10.8%) Interest & Other ($24) ($3) (13.6%) Pre-tax $26 ($9) (25.8%) Diluted EPS $0.42 ($0.05) (10.6%) Lower Gross and Higher Interest Negatively Affected the Quarter (1) – Q2 2018 & Q2 2017 results are adjusted – See appendix for reconciliation to GAAP amounts. 11

NEW VEHICLE SAAR 19.0 18.5 YTD 2018 – 17.1M 18.5 Full Year 2017 – 17.2M 18.0 17.8 17.5 17.5 17.4 17.0 17.0 17.0 17.0 17.0 16.5 16.5 16.4 16.0 15.5 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2017 2018 2018 Forecast 12

NEW VEHICLE SAAR - RETAIL 16.0 15.5 YTD 2018 – 13.5M 15.5 Full Year 2017 – 13.9M 15.0 14.9 14.5 14.0 13.8 13.4 13.5 13.2 13.3 13.0 12.5 12.0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2017 2018 13

NEW VEHICLE SAME STORE - FRANCHISED Q2 2018 Q2 2017 B/(W) New Volume 30,314 30,749 (1.4%) Selling Price$ 40,209 $ 39,003 3.1% Gross Margin % 4.7% 5.1% (40) bps GPU$ 1,877 $ 1,975 $ (97) Gross Profit (millions)$ 56.9 $ 60.7 (6.3%) SAAR (millions) 17.2 16.6 3.6% New Units Apr May Jun Total 2018 9,553 10,998 9,763 30,314 2017 9,658 11,162 9,929 30,749 B/(W) (105) (164) (166) (435) % B/(W) (1.1%) (1.5%) (1.7%) (1.4%) 14

NEW VEHICLE – GROSS, UNIT & GPU TREND Continuing Operations - Franchised Gross $ (in millions) Units $2,132 $2,070 $2,078 $1,909 $1,950 $1,911 $1,925 $1,857 $1,886 $1,866 $1,855 $1,745 $1,730 $78 $74 $74 $66 $65 $65 $66 $62 $63 37,493 $58 $58 $57 36,531 $57 35,856 36,054 34,963 35,562 35,489 33,782 33,148 30,605 30,495 30,877 29,500 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Gross Per Unit 15

DAYS SUPPLY 80 70 71 68 66 60 50 52 52 40 37 38 36 39 35 34 35 36 31 30 29 20 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 New Used Parts 16

USED VEHICLE RETAIL Franchised – Same Store Q2 2018 Q2 2017 B/(W) Retail Volume 27,879 26,478 5.3% GPU$ 1,337 $ 1,305 $ 32 Used to New 92% 86% 600 bps Vehicles/Store/Month (95 stores) 98 93 5 Front End Gross and F&I (in millions) Apr May Jun Total 2018$ 24.8 $ 25.9 $ 27.4 $ 78.2 2017 23.6 24.4 23.0 71.0 B/(W)$ 1.2 $ 1.5 $ 4.5 $ 7.2 17

F&I – GROSS & PUR TREND Franchised – Same Store Gross $ (in millions) GPU$ $85 $78 $1,466 $1,376 Q2 2018 Q2 2017 18

FIXED OPS Franchised – Same Store Q2 2018 Q2 2017 B/(W) Revenue$ 340 $ 339 0.1% Gross Profit$ 165 $ 162 2.0% 19

Q2 2018 FINANCIAL REVIEW PRE-OWNED SEGMENT 20

PRE-OWNED SEGMENT Q2 2018 RESULTS B/(W) than Q2 2017 (1) (amounts in millions, except per share, unit and per unit data) Q2 2018 (1) $ % Revenue $180.2 $131.1 267.3% Gross Profit $14.5 $9.2 172.2% SG&A $16.1 ($7.1) (79.8%) SG&A as % of Gross 110.8% 5,700 bps Operating Profit ($3.5) $1.4 29.4% Interest & Other ($1.0) ($0.5) (90.6%) Pre-tax ($4.5) $1.0 17.5% Diluted EPS ($0.07) $0.00 0.0% Retail Units 7,459 5,410 264.0% Total Front and F&I Gross per Unit Retailed $1,826 (89) (4.7%) (1) – Q2 2018 & Q2 2017 results are adjusted – See appendix for reconciliation to GAAP amounts. 21

Q2 2018 FINANCIAL REVIEW TOTAL ENTERPRISE 22

CONSOLIDATED Q2 2018 RESULTS B/(W) than Q2 2017 (1) (amounts in millions, except per share data) Q2 2018 (1) $ % Revenue $2,506 $100 4.2% Gross Profit $362 $2 0.5% SG&A $292 ($4) (1.5%) SG&A as % of Gross 80.5% (80) bps Depreciation $24 ($2) (9.3%) Operating Profit $47 ($5) (9.1%) Interest & Other ($25) ($3) (15.5%) Continuing Ops: Profit (after tax) $15 ($3) (17.2%) Diluted EPS $0.35 ($0.05) (12.5%) 23 (1) – Q2 2018 & Q2 2017 results are adjusted – See appendix for reconciliation to GAAP amounts.

Q2 2018 REVENUE & GROSS PROFIT B/(W) than Q2 2017 (amounts in millions, except unit and per unit data) Q2 2018 $ % New Revenue $1,239 ($36) (2.9%) Used Retail Revenue $763 $121 18.8% Fixed Operations Revenue $347 ($14) (4.0%) F&I Revenue $104 $17 19.8% Total Revenue $2,506 $100 4.2% New Gross $57 ($5) (8.4%) - Units 30,877 (2,271) (6.9%) - GPU $1,855 ($31) (1.7%) Used Retail Gross $37 ($3) (6.8%) - Units 35,779 5,243 17.2% - GPU $1,043 ($268) (20.5%) F&I Gross $104 $17 19.8% - GPU $1,572 $192 13.9% Fixed Operations Gross $167 ($6) (3.5%) Total Gross $362 $2 0.5% All-Time Record 24 All-Time Q2 Record

Q2 2018 REVENUE & GROSS PROFIT – SAME STORE B/(W) than Q2 2017 (amounts in millions, except unit and per unit data) Q2 2018 $ % New Revenue $1,219 $20 1.6% Used Retail Revenue $654 $53 8.9% Fixed Operations Revenue $341 ($1) (0.2%) F&I Revenue $89 $10 12.3% Total Revenue $2,352 $94 4.1% New Gross $57 ($4) (6.3%) - Units 30,314 (435) (1.4%) - GPU $1,877 ($97) (4.9%) Used Retail Gross $36 $0 0.9% - Units 30,395 2,230 7.9% - GPU $1,197 ($83) (6.5%) F&I Gross $89 $10 12.3% - GPU $1,481 $116 8.5% Fixed Operations Gross $165 $2 1.1% Total Gross $344 $6 1.9% 25

Q2 2018 ADJUSTED SG&A TO GROSS 80.5% 79.7% 23.4% 22.9% 4.5% 5.0% 48.1% 47.5% 4.5% 4.3% Q2 2018(1) Q2 2017 (1) Advertising Comp Rent Other (1) – Q2 2018 and Q2 2017 are adjusted for items discussed in appendix 26

Q2 2018 INTEREST EXPENSE B/(W) than Q2 2017 (amounts in millions) Q2 2018 $ % Floor Plan Interest Expense $12 ($3) (30.6%) Interest Expense, Other $13 ($1) (4.8%) Total Interest Expense $25 ($3) (15.6%) Floor Plan Higher Due to Rate Increases 27

2018 CAPEX YTD Estimated (amounts in millions) Q1 2018 Q2 2018 2018 2018 Real Estate & Facility Related$ 60.4 $ 29.4 $ 89.8 $ 151.8 All Other Cap Ex 5.3 4.5 9.8 23.7 Subtotal$ 65.7 $ 33.9 $ 99.6 $ 175.6 Less: Mortgages (21.0) (0.1) (21.1) (35.2) Total Cash Used - Cap Ex$ 44.8 $ 33.8 $ 78.5 $ 140.4 28

DEBT COVENANTS Covenant Q2 2018 Liquidity Ratio >= 1.05 1.14 Fixed Charge Coverage Ratio >= 1.20 1.43 Total Lease Adjusted Leverage Ratio <= 5.75 5.05 Compliant with all Covenants 29

ADJUSTED EBITDA LTM Q2 (amounts in thousands) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Net Income $ 31,548 $ 89,929 $ 76,254 $ 89,101 $ 81,618 $ 97,217 $ 86,311 $ 93,193 $ 92,983 $ 96,103 Non-Floorplan Interest 67,735 68,604 63,576 58,453 55,356 52,269 49,524 48,034 50,531 51,194 Depreciation & Amortization 57,036 45,827 51,164 52,616 58,139 62,161 72,130 81,034 92,127 96,665 Income Taxes (53,900) (19,745) 46,907 47,648 43,386 62,346 55,962 59,899 13,198 11,767 Stock Comp 1,931 2,814 3,698 5,160 7,208 7,675 9,814 11,165 11,119 11,407 Lease Exit 33,013 4,266 4,384 4,286 2,915 302 1,848 1,386 2,157 2,895 Impairment 30,038 249 1,151 950 9,872 6,594 17,955 8,063 9,394 20,239 Loss (Gain) on Debt Extinguishment 6,745 7,665 1,107 19,713 28,238 - - (6) 14,607 - LT Comp Arrangements - - - - - - - - - 33,795 Loss (Gain) on Dealership Disposal 102 (2,615) 386 (10,343) 457 (11,279) (2,748) 48 (9,980) (49,241) Adjusted EBITDA $ 174,248 $ 196,994 $ 248,627 $ 267,584 $ 287,189 $ 277,285 $ 290,796 $ 302,816 $ 276,136 $ 274,824 30

SHARE REPURCHASES (000's) (000's) (000's) Shares $/Share $ Availability EOY - 2017 $ 107,686 Q1 Activity 1,152 $ 20.35 $ 23,449 (23,449) Q2 Activity - - - - Total 2018 Activity 1,152 $ 20.35 $ 23,449 $ 84,237 31

APPENDIX 32

NON-GAAP RECONCILIATIONS

	Three Months Ended June 30, 2018 Continuing Operations			Three Months Ended June 30, 2017 Continuing Operations		
	Franchised Dealerships	Pre-Owned Stores	Consolidated	Franchised Dealerships	Pre-Owned Stores	Consolidated
Reported:						
Diluted earnings (loss) per share	$ 0.84	$ (0.44)	$ 0.40	$ 0.38	$ (0.11)	$ 0.27
Adjustments (net of income taxes):						
Impairment charges	0.17	-	0.17	0.01	0.03	0.04
Legal and storm damage charges	0.05	-	0.05	0.08	-	0.08
Long-term compensation-related charges	0.01	0.37	0.38	-	-	-
Lease exit adjustments	(0.04)	-	(0.04)	-	0.01	0.01
Gain on disposal on franchises	(0.61)	-	(0.61)	-	-	-
Effect of adjustments, net of income taxes	(0.42)	0.37	(0.05)	0.09	0.04	0.13
Adjusted:						
Diluted earnings (loss) per share	$ 0.42	$ (0.07)	$ 0.35	$ 0.47	$ (0.07)	$ 0.40

33

NON-GAAP RECONCILIATIONS

	Six Months Ended June 30, 2018 Continuing Operations			Six Months Ended June 30, 2017 Continuing Operations		
	Franchised Dealerships	Pre-Owned Stores	Consolidated	Franchised Dealerships	Pre-Owned Stores	Consolidated
Reported:						
Diluted earnings (loss) per share	$ 1.05	$ (0.70)	$ 0.35	$ 0.45	$ (0.18)	$ 0.27
Adjustments (net of income taxes):						
Impairment charges	0.21	(0.01)	0.20	0.02	0.02	0.04
Legal and storm damage charges	0.06	-	0.06	0.09	-	0.09
Lease exit adjustments	0.03	-	0.03	0.02	-	0.02
Gain on disposal on franchises	(1.04)	0.54	(0.50)	-	-	-
Long-term compensation-related charges	0.46	-	0.46	(0.01)	0.01	-
Loss on debt extinguishment	-	-	-	0.21		0.21
Effect of adjustments, net of income taxes	(0.28)	0.53	0.25	0.33	0.03	0.36
Adjusted:						
Diluted earnings (loss) per share	$ 0.77	$ (0.17)	$ 0.60	$ 0.78	$ (0.15)	$ 0.63

34

NON-GAAP RECONCILIATIONS

Continuing Operations	Consolidated Three Months Ended June 30,		Franchised Dealerships Three Months Ended June 30,		Pre-Owned Stores Three Months Ended June 30,	
	2018	2017	2018	2017	2018	2017
			(In millions)			
Reported:						
SG&A expenses	$ 277.5	$ 293.9	$ 238.1	$ 284.3	$ 39.4	$ 9.6
Adjustments:						
Legal and storm damage charges	(3.1)	(5.6)	(3.1)	(5.6)	-	-
Long-term compensation-related charges	(23.3)	-	-	-	(23.3)	-
Lease exit adjustments	2.6	(1.0)	2.6	(0.3)	-	(0.7)
Gain on disposal of franchises	38.0	-	38.0	-	-	-
Total SG&A adjustments	14.2	(6.6)	37.6	(5.9)	(23.3)	(0.7)
Adjusted:						
SG&A expenses	$ 291.7	$ 287.3	$ 275.7	$ 278.4	$ 16.1	$ 8.9
Reported:						
SG&A expenses as % of gross profit	76.6%	81.5%	68.4%	80.0%	NM	NM
Adjustments:						
Legal and storm damage charges	(0.8%)	(1.5%)	(0.3%)	(1.5%)	-	-
Long-term compensation-related charges	(6.4%)	0.0%	0.0%	0.0%	-	-
Lease exit adjustments	0.7%	(0.3%)	0.7%	(0.1%)	-	-
Gain on disposal of franchises	10.4%	0.0%	10.4%	0.0%	-	-
Total SG&A adjustments	3.9%	(1.8%)	10.8%	(1.6%)	-	-
Adjusted:						
SG&A expenses as % of gross profit	80.5%	79.7%	79.2%	78.4%	NM	NM

NM = Not meaningful

35

Sonic Automotive EchoPark AUTOMOTIVE

NON-GAAP RECONCILIATIONS

Continuing Operations	Consolidated Three Months Ended June 30, 2018	Consolidated Three Months Ended June 30, 2017	Franchised Dealerships Three Months Ended June 30, 2018	Franchised Dealerships Three Months Ended June 30, 2017	Pre-Owned Stores Three Months Ended June 30, 2018	Pre-Owned Stores Three Months Ended June 30, 2017
	(In millions)					
Reported:						
Operating income	$ 50.6	$ 42.2	$ 77.4	$ 49.5	$ (26.8)	$ (7.3)
Adjustments (before income taxes):						
SG&A expenses	(14.2)	6.6	(37.6)	5.9	23.3	0.7
Impairment charges	10.3	2.6	10.3	0.9	-	1.7
Total adjustments before taxes	(3.9)	9.2	(27.3)	6.8	23.3	2.4
Adjusted:						
Operating income	$ 46.7	$ 51.4	$ 50.1	$ 56.3	$ (3.5)	$ (4.9)
Reported:						
Income (loss) from continuing operations before taxes	$ 25.3	$ 20.3	$ 53.1	$ 28.1	$ (27.8)	$ (7.8)
Adjustments (before income taxes):						
SG&A expenses	(14.2)	6.6	(37.6)	5.9	23.3	0.7
Impairment charges	10.3	2.6	10.3	0.9	-	1.7
Total adjustments before taxes	(3.9)	9.2	(27.3)	6.8	23.3	2.4
Adjusted:						
Income (loss) from continuing operations before taxes	$ 21.4	$ 29.5	$ 25.8	$ 34.9	$ (4.5)	$ (5.4)
Reported:						
Income (loss) from continuing operations	$ 17.1	$ 12.3				
Adjustments (net of income taxes):						
SG&A expenses	(9.8)	4.2				
Impairment charges	7.5	1.4				
Total adjustments, net of income taxes	(2.3)	5.6				
Adjusted:						
Income (loss) from continuing operations	$ 14.8	$ 17.9				

36

Sonic Automotive EchoPark AUTOMOTIVE

NON-GAAP RECONCILIATIONS

Continuing Operations	Consolidated Six Months Ended June 30, 2018	Consolidated Six Months Ended June 30, 2017	Franchised Dealerships Six Months Ended June 30, 2018	Franchised Dealerships Six Months Ended June 30, 2017	Pre-Owned Stores Six Months Ended June 30, 2018	Pre-Owned Stores Six Months Ended June 30, 2017
	(In millions)					
Reported:						
SG&A expenses	$ 582.4	$ 586.2	$ 518.8	$ 568.0	$ 63.6	$ 18.2
Adjustments:						
Legal and storm damage charges	(4.6)	(6.9)	(4.6)	(6.9)	-	-
Long-term compensation-related charges	(32.5)	-	-	-	(32.5)	-
Lease exit adjustments	(2.2)	(1.1)	(2.2)	(0.4)	-	(0.7)
Gain on disposal of franchises	39.2	-	39.2	-	-	-
Total SG&A adjustments	(0.1)	(7.9)	32.4	(7.2)	(32.5)	(0.7)
Adjusted:						
SG&A expenses	$ 582.3	$ 578.3	$ 551.2	$ 560.8	$ 31.1	$ 17.5
Reported:						
SG&A expenses as % of gross profit	81.5%	82.4%	75.4%	81.0%	NM	NM
Adjustments:						
Legal and storm damage charges	0.0%	(1.0%)	0.0%	(1.0%)	-	-
Long-term compensation-related charges	0.0%	0.0%	0.0%	0.0%	-	-
Lease exit adjustments	0.0%	(0.00)	0.0%	(0.00)	-	-
Gain on disposal of franchises	0.0%	-	0.0%	-	-	-
Total SG&A adjustments	0.0%	(1.1%)	0.0%	(1.1%)	-	-
Adjusted:						
SG&A expenses as % of gross profit	81.5%	81.3%	75.4%	79.9%	NM	NM

NM = Not meaningful

37

NON-GAAP RECONCILIATIONS

Continuing Operations	Consolidated Six Months Ended June 30, 2018	2017	Franchised Dealerships Six Months Ended June 30, 2018	2017	Pre-Owned Stores Six Months Ended June 30, 2018	2017
	(In millions)					
Reported:						
Operating income	$ 70.8	$ 78.6	$ 111.5	$ 91.0	$ (40.7)	$ (12.4)
Adjustments (before income taxes):						
SG&A expenses	0.1	7.9	(32.4)	7.2	32.5	0.7
Impairment charges	14.0	3.1	13.9	1.4	0.1	1.7
Total adjustments before taxes	14.1	11.0	(18.5)	8.6	32.6	2.4
Adjusted:						
Operating income	$ 84.9	$ 89.6	$ 93.0	$ 99.6	$ (8.1)	$ (10.0)
Reported:						
Income (loss) from continuing operations before taxes	$ 21.5	$ 20.4	$ 64.0	$ 33.8	$ (42.5)	$ (13.4)
Adjustments (before income taxes):						
SG&A expenses	0.1	7.9	(32.4)	7.2	32.5	0.7
Impairment charges	14.0	3.1	13.9	1.4	0.1	1.7
Loss on debt extinguishment	-	15.3	-	15.3	-	-
Total adjustments before taxes	14.1	26.3	(18.5)	23.9	32.6	2.4
Adjusted:						
Income (loss) from continuing operations before taxes	$ 35.6	$ 46.7	$ 45.5	$ 57.7	$ (9.9)	$ (11.0)
Reported:						
Income (loss) from continuing operations	$ 15.1	$ 12.3				
Adjustments (net of income taxes):						
SG&A expenses	0.1	4.8				
Impairment charges	10.7	1.9				
Loss on debt extinguishment	-	9.2				
Non-recurring tax items	-	-				
Total adjustments, net of income taxes	10.8	15.9				
Adjusted:						
Income (loss) from continuing operations	$ 25.9	$ 28.2				

38

NON-GAAP RECONCILIATIONS Consolidated Consolidated Three Months Ended Six Months Ended June 30, June 30, Continuing Operations 2018 2017 2018 2017 (In millions) (In millions) Reported: Interest Expense - Other. . . . . . . . . . . . . . . . . . . . . . . . . $ 13.4 $ 12.8 $ 26.8 $ 26.2 Adjustments: Double-carry interest - 7.0% Notes. . . . . . . . . . . . . . . . - - - (0.7) Total other income adjustments . . . . . . . . . . . . . . . . - - - (0.7) Adjusted: Total Interest Expense - Other. . . . . . . . . . . . . . . . . . . . $ 13.4 $ 12.8 $ 26.8 $ 25.5 Consolidated Consolidated Three Months Ended Six Months Ended June 30, June 30, Continuing Operations 2018 2017 2018 2017 (In millions) (In millions) Reported: Other Expense / (Income). . . . . . . . . . . . . . . . . . . . . . . .$ (0.0) $ (0.0) $ (0.1) $ 14.5 Adjustments: Debt extinguishment - 7.0% Notes. . . . . . . . . . . . . . . . - - - (14.6) Total other income adjustments . . . . . . . . . . . . . . . . - - - (14.6) Adjusted: Total Other Expense (Income). . . . . . . . . . . . . . . . . . . .$ (0.0) $ (0.0) $ (0.1) $ (0.1) 39

NON-GAAP RECONCILIATIONS

	Three Months Ended June 30, 2018						
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)	
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)						
Reported:							
Earnings (loss) and shares	42,662	$ 17,122		$ (217)		$ 16,905	
Effect of participating securities:							
Non-vested restricted stock		(3)		-		(3)	
Basic earnings (loss) and shares	42,662	$ 17,119	$ 0.40	$ (217)	$ -	$ 16,902	$ 0.40
Effect of dilutive securities:							
Stock compensation plans	258						
Diluted earnings (loss) and shares	42,920	$ 17,119	$ 0.40	$ (217)	$ (0.01)	$ 16,902	$ 0.39
Adjustments:							
Impairment charges		$ 10,315		$ -		$ 10,315	
Legal and storm damage charges		3,064		-		3,064	
Long-term compensation-related charges		23,333		-		23,333	
Lease exit adjustments		(2,579)		-		(2,579)	
Gain on disposal of franchises		(38,048)		-		(38,048)	
Total adjustments before taxes		(3,915)		-		(3,915)	
Income tax effect of adjustments		1,067		-		1,067	
Non-recurring tax items		550		-		550	
Effect of adjustments net of income taxes		$ (2,298)	$ (0.05)	$ -	$ -	$ (2,298)	$ (0.05)
Adjusted:							
Earnings (loss) and diluted earnings (loss) per share (1)		$ 14,824	$ 0.35	$ (217)	$ (0.01)	$ 14,607	$ 0.34

(1) Net loss attributable to Pre-Owned Stores operations was $0.07 per fully diluted share in the three months ended June 30, 2018.

40

NON-GAAP RECONCILIATIONS Three Months Ended June 30, 2017 Income (Loss) Income (Loss) From Continuing From Discontinued Operations Operations Net Income (Loss) Weighted Per Per Per Average Share Share Share Shares Amount Amount Amount Amount Amount Amount (In thousands, except per share amounts) Reported: Earnings (loss) and shares . . . . . . . . . . . . . . . . . 44,570 $ 12,314 $ (182) $ 12,132 Effect of participating securities: Non-vested restricted stock. . . . . . . . . . . . . . . . (9) - (9) Basic earnings (loss) and shares . . . . . . . . . . . 44,570 $ 12,305 $ 0.28 $ (182) $ (0.01) $ 12,123 $ 0.27 Effect of dilutive securities: Stock compensation plans . . . . . . . . . . . . . . . . 240 Diluted earnings (loss) and shares . . . . . . . . . . 44,810 $ 12,305 $ 0.27 $ (182) $ - $ 12,123 $ 0.27 Adjustments: Impairment charges . . . . . . . . . . . . . . . . . . . . . . . $ 2,605 $ - $ 2,605 Legal and storm damage charges. . . . . . . . . . . 5,618 - 5,618 Lease exit adjustments. . . . . . . . . . . . . . . . . . . . . 992 - 992 Total adjustments before taxes . . . . . . . . . . . . . . 9,215 - 9,215 Income tax effect of adjustments . . . . . . . . . . . . (3,617) - (3,617) Effect of adjustments, net of income taxes . . $ 5,598 $ 0.13 $ - $ - $ 5,598 $ 0.13 Adjusted: Earnings (loss) and diluted earnings (loss) per share (2) . . . . . . . $ 17,912 $ 0.40 $ (182) $ - $ 17,730 $ 0.40 (2) Net loss attributable to Pre-Owned Stores operations was $0.07 per fully diluted share in the three months ended June 30, 2017. 41

NON-GAAP RECONCILIATIONS

	Six Months Ended June 30, 2018						
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)	
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)						
Reported:							
Earnings (loss) and shares	42,725	$ 15,108		$ (397)		$ 14,711	
Effect of participating securities:							
Non-vested restricted stock		(5)		-		(5)	
Basic earnings (loss) and shares	42,725	$ 15,103	$ 0.35	$ (397)	$ (0.01)	$ 14,706	$ 0.34
Effect of dilutive securities:							
Stock compensation plans	223						
Diluted earnings (loss) and shares	42,948	$ 15,103	$ 0.35	$ (397)	$ (0.01)	$ 14,706	$ 0.34
Adjustments:							
Impairment charges		$ 13,958		$ -		$ 13,958	
Legal and storm damage charges		4,564		-		4,564	
Lease exit adjustments		2,235		-		2,235	
Gain on disposal of franchises		(39,239)		-		(39,239)	
Long-term compensation-related charges		32,522		-		32,522	
Total adjustments before taxes		14,040		-		14,040	
Income tax effect of adjustments		(3,826)		-		(3,826)	
Non-recurring tax items		550		-		550	
Effect of adjustments, net of income taxes		$ 10,764	$ 0.25	$ -	$ -	$ 10,764	$ 0.25
Adjusted:							
Earnings (loss) and diluted earnings (loss) per share (3)		$ 25,872	$ 0.60	$ (397)	$ (0.01)	$ 25,475	$ 0.59

(3) Net loss attributable to Pre-Owned Stores operations was $0.17 per fully diluted share in the six months ended June 30, 2018.

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Sonic Automotive EchoPark AUTOMOTIVE

NON-GAAP RECONCILIATIONS

	Six Months Ended June 30, 2017						
		Income (Loss) From Continuing Operations		Income (Loss) From Discontinued Operations		Net Income (Loss)	
	Weighted Average Shares	Amount	Per Share Amount	Amount	Per Share Amount	Amount	Per Share Amount
	(In thousands, except per share amounts)						
Reported:							
Earnings (loss) and shares	44,680	$ 12,294		$ (703)		$ 11,591	
Effect of participating securities:							
Non-vested restricted stock		(9)		-		(9)	
Basic earnings (loss) and shares	44,680	$ 12,285	$ 0.27	$ (703)	$ (0.01)	$ 11,582	$ 0.26
Effect of dilutive securities:							
Stock compensation plans	296						
Diluted earnings (loss) and shares	44,976	$ 12,285	$ 0.27	$ (703)	$ (0.01)	$ 11,582	$ 0.26
Adjustments:							
Impairment charges		$ 3,115		$ -		$ 3,115	
Legal and storm damage charges		6,851		-		6,851	
Lease exit adjustments		992		-		992	
Loss on debt extinguishment		15,268		-		15,268	
Total adjustments before taxes		26,226		-		26,226	
Income tax effect of adjustments		(10,294)		-		(10,294)	
Effect of adjustments, net of income taxes		$ 15,932	$ 0.36	$ -	$ (0.01)	$ 15,932	$ 0.35
Adjusted:							
Earnings (loss) and diluted earnings (loss) per share (4)		$ 28,226	$ 0.63	$ (703)	$ (0.02)	$ 27,523	$ 0.61

(4) Net loss attributable to Pre-Owned Stores operations was $0.15 per fully diluted share in the six months ended June 30, 2017.

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